Exhibit 10.12

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

LICENSE AGREEMENT

BETWEEN

ARVC THERAPEUTICS, INC.

AND

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

FOR

[***]

Exhibit 10.12

LICENSE AGREEMENT

This agreement (“Agreement”) is entered into by and between ARVC Therapeutics, Inc. a Delaware corporation having an address at 1396 Rubenstein Ave, Cardiff by the Sea, CA 92007 (“LICENSEE”) and The Regents of the University of California, a California public corporation having its statewide administrative offices at 1111 Franklin Street, Oakland, California 94607-5200 (“UNIVERSITY”), represented by its San Diego campus having an address at University of California, San Diego, Office of Innovation and Commercialization, Mail Code 0910, 9500 Gilman Drive, La Jolla, California 92093-0910 (“UC San Diego”).

This Agreement is effective on the date of the last signature (“Effective Date”).

RECITALS

WHEREAS, the invention disclosed in UC SAN DIEGO Disclosure Docket No. below (“Invention”)

Docket#	Title
[***]	[***]

was made in the course of research at UC San Diego by [***] (hereinafter, and collectively the “Inventors”), and is covered by Patent Rights as defined below;

WHEREAS, the Inventor is an employee of UC San Diego, and is obligated to assign all of his right, title and interest in the Invention to UNIVERSITY;

WHEREAS, LICENSEE is desirous of obtaining an exclusive license to Patent Rights from UNIVERSITY for commercial development, use, and sale of the Invention, and the UNIVERSITY is willing to grant such rights;

WHEREAS, the research was sponsored in part by the Government of the United States of America and as a consequence this license is subject to overriding obligations to the Federal Government under 35 U.S.C. §§ 200-212 and applicable regulations; and

NOW, THEREFORE, the parties agree as follows:

ARTICLE 1. DEFINITIONS

The terms, as defined herein, have the same meanings in both their singular and plural forms.

1.1 “Affiliate” means any corporation, firm, limited liability company, partnership or other entity that directly or indirectly Controls or is Controlled by or is under common control with LICENSEE. “Control” means (i) having the actual, present capacity to elect a majority of the directors of such entity; (ii) having the power to direct at least fifty percent (50%) of the voting rights entitled to elect directors; or (iii) in any country where the local law will not permit foreign equity participation of a majority, ownership or control, directly or indirectly, of the maximum percentage of such outstanding stock or voting rights permitted by local law.

1.2 “Combination Product” means any product which is a Licensed Product (as defined below) and contains other product(s) or product component(s) that is not an excipient, diluant, adjuvant, buffer and the like and (i) does not use Invention or Patent Rights (as defined below); (ii) the sale, use or import by itself does not contribute to or induce the infringement of Patent Rights; (iii) is sold separately by LICENSEE, its Sublicensee (as defined below) or an Affiliate; and (iv) enhances the market price of the final product(s) sold, used or imported by LICENSEE, its Sublicensee, or an Affiliate.

1.3 “Field” means all diagnostic and therapeutic uses.

1.4 “Licensed Methods” means any method claimed in Patent Rights (as defined below), the use of which would constitute, but for the license granted to LICENSEE under this Agreement, an infringement, an inducement to infringe or contributory infringement, of any pending or issued claim within Patent Rights.

1.5 “Licensed Product” means any service, method, composition or product which is composed of or incorporates, or is directly or indirectly discovered, developed and/or identified using, the Inventions or Licensed Methods, or that is claimed in Patent Rights, or the manufacture, use, sale, offer for sale, or importation of which would constitute, but for the license granted to LICENSEE under this Agreement, an infringement, an inducement to infringe or contributory infringement, of any issued claim within the Patent Rights. By way of clarification, “Licensed Product” shall [***].

1.6 “Net Sales” means the total of the gross invoice prices of Licensed Products sold or leased by LICENSEE, Sublicensee, Affiliate, or any combination thereof, less the sum of the following actual and customary deductions where applicable and separately listed: cash, trade, or quantity discounts, credits, refunds or rebates (as allowed under applicable law); sales tax, use tax, tariff, custom and import/export duties or other excise taxes imposed on sales of Licensed Product (except for value-added and income taxes imposed on the sales of Licensed Product in foreign countries); transportation; and credits to customers, including allowances, charge backs or rebates actually granted because of rejections or returns. For purposes of calculating Net Sales, transfers to a Sublicensee or an Affiliate of Licensed Product under this Agreement for (a) end use (but not resale) by the Sublicensee or Affiliate shall be treated as sales by LICENSEE at list price of LICENSEE, or (b) resale by a Sublicensee or an Affiliate shall be treated as sales at the list price of the Sublicensee or Affiliate. Net Sales shall not include reasonable quantities of Licensed Products without charge for charitable, promotional, pre-clinical, clinical, regulatory, or governmental purposes.

1.7 “Patent Costs” means all out-of-pocket expenses for the preparation, filing, prosecution, and maintenance of all United States and foreign patents included in Patent Rights. Patent Costs include out-of-pocket expenses for patentability opinions, inventorship determination, preparation and prosecution of patent application, re-examination, re-issue, interference, post-grant review and other administrative proceedings in patent offices, and opposition activities, and the like, related to patents or applications in Patent Rights.

1.8 “Patent Rights” means UNIVERSITY’s rights in the claims of any of the following: (a) any patent or patent applications containing claims that cover the Inventions, (b) the patents and patent applications listed in Exhibit A, and (c) continuing applications of subsections (a) and (b) above, including divisions, substitutions, and continuations-in-part (but only to the extent the claims thereof are entirely supported in the specification and entitled to the priority date of the parent application); any patents issuing on said applications including reissues, reexaminations and extensions; and any corresponding foreign applications or patents covered by subsections (a) through (c) above.

1.9 “Sponsor Rights” means all the applicable provisions of any license to the United States Government executed by UNIVERSITY and the overriding obligations to the Federal Government under 35 U.S.C. §§ 200-212 and applicable governmental implementing regulations.

1.10 “Sublicense” means an agreement into which LICENSEE enters with a third party that is not an Affiliate for the purpose of (a) granting certain rights; (b) granting an option to certain rights; or (c) forbearing the exercise of any enforcement rights, granted to LICENSEE under this Agreement. “Sublicensee” means a third party with whom LICENSEE enters into a Sublicense.

1.11 “Sublicense Fees” means all upfront fees, milestone payments and similar license fees received by LICENSEE from its Sublicensees in consideration for the grant of a Sublicense, but excluding: (i) any royalty payments; (ii) payments for [***]; (iii) [***]; and (iv) payments and reimbursement of [***]. For the purpose of the above paragraph, [***].

1.12 “Term” means the period of time beginning on the Effective Date and ending on the expiration date of the longest lived Patent Rights on a country-by-country basis.

1.13 “Territory” means worldwide, to the extent Patent Rights exist.

1.14 “Valid Claim” means (a) a claim of an issued and unexpired patent included within the Patent Rights, which has not been held permanently revoked, unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise or (b) any claim of a pending patent application of Patent Rights, which claim was filed and is prosecuted in good faith with the goal of ultimately reaching allowable claims.

ARTICLE 2. GRANTS

2.1 License. Subject to the limitations set forth in this Agreement and Sponsor’s Rights, to the extent that it may lawfully do so, UNIVERSITY hereby grants to LICENSEE an exclusive, sublicensable, license under Patent Rights to make, use, sell, offer for sale, and import Licensed Products in the Field within the Territory and during the Term. LICENSEE may extend such license to its Affiliates, provided that LICENSEE will be responsible for such Affiliates.

2.2 Sublicense.

(a) The license granted in Paragraph 2.1 includes the right of LICENSEE to grant Sublicenses to third parties during the Term, but only for as long as [***].

(b) With respect to Sublicense granted pursuant to Paragraph 2.2(a), LICENSEE shall:

(i) not [***] for the license grant under Sublicense [***];

(ii) to the extent applicable, include all of the rights of and obligations due to UNIVERSITY (and, if applicable, the Sponsor’s Rights) and contained in this Agreement;

(iii) promptly provide UNIVERSITY with a copy of each Sublicense issued which may be reasonably redacted; and

(iv) collect and guarantee payment of all payments due, directly or indirectly, to UNIVERSITY from Sublicensees and summarize and deliver all reports due, directly or indirectly, to UNIVERSITY from Sublicensees.

(c) Upon termination of this Agreement for any reason, UNIVERSITY, at its sole discretion, shall determine whether LICENSEE shall cancel or assign to UNIVERSITY any and all Sublicenses however, UNIVERSITY will not unreasonably withhold its permission allowing LICENSEE to assign to UNIVERSITY any Sublicenses, provided (i) that the Sublicensee is in good standing upon termination of this Agreement; (ii) [***], and (iii) to the extent UNIVERSITY is legally able. In no case, however, will UNIVERSITY be bound by duties and obligations contained in any Sublicense that extends beyond the duties and obligations of the UNIVERSITY set forth in this Agreement. For the avoidance of doubt, Affiliate’s rights extended by LICENSEE also terminate upon termination of this Agreement.

2.3 Reservation of Rights. UNIVERSITY reserves the right to:

(a)	use the Invention and Patent Rights for educational and research purposes;

(b)	publish or otherwise disseminate any information about the Invention and Patent Rights at any time; and

(c)	allow other nonprofit institutions to use, publish, or otherwise disseminate any information about Invention and Patent Rights for educational and research purposes.

2.4 Participation Rights If LICENSEE proposes to sell any equity securities or securities that are convertible into equity securities of LICENSEE, then UNIVERSITY and/or its Assignee (as defined below) will have the right to purchase up to [***] of the securities issued in each such offering on the same terms and conditions as are offered to the other purchasers in each such financing. LICENSEE shall provide [***] advanced written notice of each such financing, including reasonable detail regarding the terms and purchasers in the financing. For purposes of this Section 2.4, the term “Assignee” means [***]. These rights will be subject to customary exceptions (e.g., equity securities issued as incentives to employees, board members and other service providers and equity securities issued as consideration in lending or leasing transactions, mergers or acquisitions, licenses, collaborations, partnerships and similar transactions, in each case approved by LICENSEE’s board of directors). This right shall terminate after the LICENSEE raises a minimum of [***]. This paragraph [***]. Notwithstanding the foregoing, the participation rights provided for herein shall be cumulative (and not additive) with all other similar obligations that LICENSEE may be subject to from time to time, and LICENSEE’s compliance or satisfaction of this provision or any other similar provision that LICENSEE is subject to shall be deemed to satisfy all obligations hereunder or any other similar provision to which LICENSEE is subject.

ARTICLE 3. CONSIDERATION

3.1 Fees and Royalties. The parties hereto understand that the fees and royalties payable by LICENSEE to UNIVERSITY under this Agreement are partial consideration for the license granted herein to LICENSEE under Patent Rights. LICENSEE shall pay UNIVERSITY:

(a) A license issue fee of Twenty Thousand dollars (US$20,000), no later than [***] after the Effective Date. This Paragraph 3.1(a) will survive the termination, expiration or assignment of this Agreement.

(b) The following license maintenance fees per year as set forth below and payable on the [***][***] of the Effective Date and annually thereafter on each anniversary; provided however, that LICENSEE’s obligation to pay this fee shall end on the date when LICENSEE is commercially selling a Licensed Product:

Maintenance Fee	Anniversary
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(c) LICENSEE shall pay UNIVERSITY the following milestone payments upon achievement of such milestone by LICENSEE or any Sublicensee for a [***]:

If [***]	[	***]	[	***]
	[	***]	[	***]
	[	***]	[	***]
	[	***]	[	***]
	[	***]	[	***]
	[	***]	[	***]
If [***]	[	***]	[	***]
	[	***]	[	***]
	[	***]	[	***]
	[	***]	[	***]
	[	***]	[	***]
	[	***]	[	***]

For the sake of clarity, should [***], then [***]. For example, [***]. Also, [***].

(d) an earned royalty on Net Sales of Licensed Products by LICENSEE, Sublicensees and/or Affiliates as follows:

Running Royalties on Licensed Products	Annual Net Sales	Royalty percentage
	[***] [***] [***]	[***] [***] [***]

provided, however, that the earned royalty due on Net Sales of Combination Product by LICENSEE and/or its Affiliate(s) shall be calculated as below:

[***]:

[***]

[***].

In the event LICENSEE is required to pay royalties to one or more third parties for patent rights necessary to make, use or sell Licensed Products, LICENSEE may deduct [***] from the earned royalties payable to UNIVERSITY for every [***] LICENSEE actually pays to said third parties; provided, however, in no event shall the amount payable to UNIVERSITY be less than [***] of the amount otherwise due.

LICENSEE shall be required to pay the following minimum annual royalties commencing on the first commercial sale of a Licensed Product:

Minimum Annual Royalty	Year(s)
[***]	[***]
[***]	[***]
[***]	[***]

(e) [***] of all Sublicense Fees received by LICENSEE from its Sublicensees that are not royalties; provided, however, that following (i) [***] or (ii) [***], whichever occurs first, the percentage of Sublicense Fees due to UNIVERSITY shall be reduced to [***].

All fees and royalty payments specified in Paragraphs 3.1(a) through 3.1(e) above shall be paid by LICENSEE pursuant to Paragraph 4.3 and shall be delivered by LICENSEE to UNIVERSITY as noted in Paragraph 10.1.

3.2 Patent Costs. LICENSEE shall reimburse UNIVERSITY all Patent Costs incurred in the Territory within [***] following the date an itemized invoice is sent from UNIVERSITY to LICENSEE. For past Patent Costs a payment plan will be established.

3.3 Due Diligence.

(a)	LICENSEE shall, either directly or through its Affiliate(s) or Sublicensee(s):

(i) use commercially reasonable efforts to diligently develop, manufacture, and sell Licensed Products;

(ii) achieve the milestones described in Exhibit B;

(iii) after [***] from the Effective Date, annually spend not less than [***] for the development of Licensed Products.

(b) If LICENSEE fails to perform any of its obligations specified in Paragraphs 3.3(a)(i)-(iii), then UNIVERSITY shall have the right and option to either terminate this Agreement or change LICENSEE’s exclusive license under Patent Rights to a nonexclusive license. This right, if exercised by UNIVERSITY, supersedes the rights granted in Article 2. Notwithstanding the foregoing, the deadlines for the diligence milestones set forth shall be extended for up to [***] by the length of any delay caused by a regulatory authority where such delay by the regulatory authority was not the result of the LICENSEE’s actions or inactions and was not the result of LICENSEE’s failure to abide by the regulatory authority’s instructions or LICENSEE’s failure to provide data to a regulatory authority in the form and manner required by such regulatory authority. In such event, UNIVERSITY agrees to discuss with LICENSEE revising the diligence obligations of LICENSEE with respect to the Licensed Product.

ARTICLE 4. REPORTS, RECORDS AND PAYMENTS

4.1 Reports.

(a)	Progress Reports.

Beginning [***] after the Effective Date and within [***] days after the end of each of LICENSEE’s fiscal years until the first commercial sale, Licensee shall furnish UNIVERSITY with a written report on the progress of its efforts during the immediately preceding fiscal year to develop and commercialize Licensed Products. The report shall provide a discussion, [***], of [***]. LICENSEE’s fiscal year begins on January 1st.

(b)	Royalty Reports.

After the first commercial sale of a Licensed Product anywhere in the world, LICENSEE shall submit to UNIVERSITY annual royalty reports on or before [***]. Each royalty report shall cover LICENSEE’s (and each Affiliate’s and Sublicensee’s) most recently completed calendar year and shall show:

(i) the date of first commercial sale of a Licensed Product in each country;

(ii) the gross sales and Net Sales during the most recently completed calendar year and the royalties, in US dollars, payable with respect thereto;

(iii) the number of each type of Licensed Product sold;

(iv) Sublicense Fees and royalties received during the most recently completed calendar year in US dollars, payable with respect thereto;

(v) the method used to calculate the royalties; and

(vi) the exchange rates used.

If no sales of Licensed Products have been made and no Sublicense revenue has been received by LICENSEE during any reporting period, LICENSEE shall so report. The reports referred to in this Paragraph 4.1(b) should be marked with the following title and case number: [***]. Reports shall be submitted as an attachment to UC SAN DIEGO’s email address: [***].

4.2 Records & Audits.

(a) LICENSEE shall keep, and shall require its Affiliates and Sublicensees to keep, accurate and correct records of all Licensed Products manufactured, used, sold, offered for sale, and imported and Sublicensee Fees received under this Agreement. Such records shall be retained by LICENSEE for at least [***] following a given reporting period.

(b) All records shall be available during normal business hours for inspection at the expense of UNIVERSITY by UNIVERSITY’s Internal Audit Department or by a Certified Public Accountant selected by UNIVERSITY and in compliance with the other terms of this Agreement for the sole purpose of verifying reports and payments or other compliance issues. Such inspector shall be subject to a reasonable confidentiality agreement and such inspector shall not disclose to UNIVERSITY any information other than information relating to the accuracy of reports and payments made under this Agreement or other compliance issues. In the event that any such inspection shows an under reporting and underpayment in excess of [***] for any [***] period, then LICENSEE shall pay the cost of the audit as well as any additional sum that would have been payable to UNIVERSITY had the LICENSEE reported correctly, plus an interest charge at a rate of [***]. Such interest shall be calculated from the date the correct payment was due to UNIVERSITY up to the date when such payment is actually made by LICENSEE. For underpayment not in excess of [***] for any [***] period, LICENSEE shall pay the difference within [***] without interest charge or inspection cost.

4.3 Payments.

(a) All fees, reimbursements and royalties due UNIVERSITY shall be paid in United States dollars and all checks shall be made payable to [***], and sent to UNIVERSITY according to Paragraph 10.1 (Correspondence).

(b) Royalty Payments.

(i) Royalties shall accrue when [***].

(ii) LICENSEE shall pay earned royalties annually on or before [***] of each calendar year. Each such payment shall be for earned royalties accrued within LICENSEE’s most recently completed calendar year.

(c) Late Payments. In the event royalty, reimbursement and/or fee payments are not received by UNIVERSITY when due, LICENSEE shall pay to UNIVERSITY interest charges at a rate of [***], or the highest rate allowed by law, whichever is higher. Such interest shall be calculated from [***].

(d) Taxes. Taxes imposed by any governmental agency on any payments to be made to UNIVERSITY by LICENSEE hereunder shall be paid by LICENSEE without deduction from any payment due to UNIVERSITY hereunder.

ARTICLE 5. PATENT MATTERS

5.1 Patent Prosecution and Maintenance.

(a)

Provided that LICENSEE has reimbursed UNIVERSITY for Patent Costs pursuant to Paragraph 3.2, UNIVERSITY shall diligently prosecute and maintain the United States and, if available, foreign patents, and applications in Patent Rights using counsel of its choice. For purposes of clarity, if LICENSEE is not current in reimbursing UNIVERSITY for such Patent Costs in accordance with the time period set forth in Section 3.2, UNIVERSITY shall have no obligation to incur any new Patent Costs under this Agreement or to further prosecute Patent Rights or file any new patent applications under Patent Rights. UNIVERSITY shall provide LICENSEE with copies of all relevant documentation relating to such prosecution and LICENSEE shall keep this documentation confidential. The counsel shall take instructions only from UNIVERSITY, and all patents and patent applications in Patent Rights shall be assigned solely to UNIVERSITY. UNIVERSITY shall take into good faith consideration any actions recommended by LICENSEE to protect the Licensed Products contemplated to be sold by LICENSEE under this Agreement. UNIVERSITY shall in any event control all patent filings and all patent prosecution decisions and related filings (e.g., responses to office actions) shall be at UNIVERSITY’s final discretion (prosecution includes, but is not limited to, interferences, oppositions and any other inter partes or ex parte matters originating in a patent office).

(b)

Should LICENSEE elect to terminate its reimbursement obligations with respect to any patent application or patent in Patent Rights in a specific country, LICENSEE shall have no further license with respect to such Patent Rights under this Agreement for such country. Non-payment of any portion of Patent Costs with respect to any application or patent may be deemed by UNIVERSITY as an election by LICENSEE to terminate its reimbursement obligations with respect to such application or patent. UNIVERSITY is not obligated at any time to file, prosecute, or maintain Patent Rights in a country, where, for that country’s patent application or patent LICENSEE is not paying Patent Costs, or to file, prosecute, or maintain Patent Rights to which LICENSEE has terminated its license hereunder.

5.2 Patent Infringement.

(a) If UC SAN DIEGO (based on actual knowledge of the licensing professional responsible for administering this Invention), or LICENSEE learns of potential infringement of commercial significance of any patent licensed under this Agreement, the knowledgeable party promptly will inform the other party of the infringement and provide evidence of infringement available to the knowledgeable party (“Infringement Notice”). In a jurisdiction where LICENSEE has exclusive rights under this Agreement, neither UNIVERSITY, nor LICENSEE will notify a third party (including the infringer) of infringement or put such third party on notice of the existence of any Patent Rights without first obtaining consent of the other. UNIVERSITY and LICENSEE agree to discuss and determine how best to proceed. If LICENSEE notifies a third party of infringement or puts such third party on notice of the existence of any Patent Rights regarding such infringement without first obtaining the written consent of UNIVERSITY and UNIVERSITY is sued for declaratory judgment (or its equivalent), UNIVERSITY will have the right to terminate this Agreement immediately, notwithstanding Paragraph 7.1. UNIVERSITY and LICENSEE will use diligent efforts to cooperate with each other to terminate such infringement without litigation. Subject to statutory deadlines, if such infringement has not ended within [***] of the effective date of the Infringement Notice, then LICENSEE may initiate suit (or earlier depending on an applicable statutory deadline to file); and, if such infringement has not ended within [***] of the effective date of the Infringement Notice, and LICENSEE has not initiated suit, then UNIVERSITY may initiate suit.

Notwithstanding the foregoing: (1) UNIVERSITY may not be joined in any suit without its prior written consent; (2) LICENSEE may not admit liability or wrongdoing on behalf of UNIVERSITY without its prior written consent; (3) Each party will cooperate with the other in litigation initiated under Paragraph 5.2, but at the expense of the party who initiated the suit; (4) If UNIVERSITY is joined in any suit under Paragraph 5.2, LICENSEE will pay all of UNIVERSITY’s costs; (5) If UNIVERSITY is a party to a suit under Paragraph 5.2, then the recovery to UNIVERSITY will be greater than or equal to [***] of net recoveries; (6) Any agreement made by LICENSEE for purposes of settling litigation or other dispute regarding Patent Rights will comply with the requirements of Paragraph 2.2 (Sublicense); and (7) If LICENSEE or UC SAN DIEGO (but not both) sues a third party for infringement of Patent Rights, then the non-suing party may not thereafter sue such infringer for the acts of infringement raised in the suit.

5.3 Patent Marking.

LICENSEE shall mark all Licensed Products made, used, sold, offered for sale, or imported under the terms of this Agreement, or their containers, in accordance with the applicable patent marking laws. LICENSEE shall be responsible for all monetary and legal liabilities arising from or caused by (a) failure to abide by applicable patent marking laws and (b) any type of incorrect or improper patent marking.

ARTICLE 6. EXPORT CONTROL AND REGISTRATION

6.1 Export Control. LICENSEE shall observe all applicable United States and foreign laws with respect to the transfer of Licensed Products, and related technical data to foreign countries, including, without limitation, the International Traffic in Arms Regulations and the Export Administration Regulations.

6.2 Governmental Approval or Registration. If this Agreement or any associated transaction is required by the law of any nation to be either approved or registered with any governmental agency, LICENSEE shall assume all legal obligations to do so. LICENSEE shall make all necessary filings and pay all costs including fees, penalties, and all other out-of-pocket costs associated with such reporting or approval process.

6.3 Preference for United States Industry. If LICENSEE sells a Licensed Product or Combination Product in the US, LICENSEE shall manufacture said product substantially in the US to the extent such is required under the applicable provisions of 35 U.S.C. §§200-212, unless a waiver is obtained from the appropriate governmental agency. UNIVERSITY agrees to provide all reasonable assistance to LICENSEE to apply for and obtain such a waiver.

ARTICLE 7. TERMINATION OR EXPIRATION OF THE AGREEMENT

7.1 Termination by UNIVERSITY.

(a)	UNIVERSITY may terminate this Agreement if LICENSEE:

(i)	is delinquent on any report or payment;

(ii)	is not diligently developing and commercializing Licensed Product in accordance with obligations under Section 3.3;

(iii)	misses a milestone described in Exhibit B, subject to the provisions of Section 3.3(b);

(iv)	is in breach of any provision;

(v)	provides any intentionally misleading and false report; or

(vi)	files a claim including in any way the assertion that any portion of UNIVERSITY’s Patent Rights is invalid or unenforceable.

(b) Termination under this Paragraph 7.1 will take effect [***] after written notice by UNIVERSITY unless LICENSEE remedies the problem in that [***].

7.2 Termination by LICENSEE.

(a) LICENSEE shall have the right at any time and for any reason to terminate this Agreement in whole or on a Licensed Product-by-Licensed Product, country-by-country basis, upon a [***] written notice to UNIVERSITY. Said notice shall state LICENSEE’s reason for terminating this Agreement.

(b) Any termination under Paragraph 7.2(a) shall not relieve LICENSEE of any obligation or liability accrued under this Agreement prior to termination or rescind any payment made to UNIVERSITY or action by LICENSEE prior to the time termination becomes effective. Termination shall not affect in any manner any rights of UNIVERSITY arising under this Agreement prior to termination.

7.3 Survival on Termination or Expiration. The rights and obligations under Paragraphs and Articles 2.4 (Participation Rights), 3.1(a) (license issue fee), 4 (Reports, Records and Payments), 8 (Limited Warranty and Indemnification), 9 (Use of Names and Trademarks), 10.2 (Secrecy), 10.3 (Assignability), and 10.5 (Failure to Perform) shall survive the termination or expiration of this Agreement.

ARTICLE 8. LIMITED WARRANTY AND INDEMNIFICATION

8.1 No Warranty.

(a)

The license granted herein is provided “AS IS” and without WARRANTY OF MERCHANTABILITY or WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE or any other warranty, express or implied. UNIVERSITY makes no representation or warranty that the Licensed Product, or the use of Patent Rights will not infringe any other patent or other proprietary rights.

UNIVERSITY WILL NOT BE LIABLE FOR ANY LOST PROFITS, COSTS OF PROCURING SUBSTITUTE GOODS OR SERVICES, LOST BUSINESS, ENHANCED DAMAGES FOR INTELLECTUAL PROPERTY INFRINGEMENT, OR FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, OR OTHER SPECIAL DAMAGES SUFFERED BY LICENSEE, SUBLICENSEES, JOINT VENTURES, OR AFFILIATES ARISING OUT OF OR RELATED TO THIS AGREEMENT FOR ALL CAUSES OF ACTION OF ANY KIND (INCLUDING TORT, CONTRACT, NEGLIGENCE, STRICT LIABILITY AND BREACH OF WARRANTY) EVEN IF UNIVERSITY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. ALSO, UNIVERSITY WILL NOT BE LIABLE FOR ANY DIRECT DAMAGES SUFFERED BY LICENSEE, SUBLICENSEES, JOINT VENTURES, OR AFFILIATES ARISING OUT OF OR RELATED TO PATENT RIGHTS TO THE EXTENT ASSIGNED, OR OTHERWISE LICENSED, BY UNIVERSITY’S INVENTORS TO THIRD PARTIES.

(b)	Nothing in this Agreement shall be construed as:

(i) a warranty or representation by UNIVERSITY as to the validity, enforceability, or scope of any Patent Rights;

(ii) a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or shall be free from infringement of patents of third parties;

(iii) an obligation to bring or prosecute actions or suits against third parties for patent infringement except as provided in Paragraph 5.2 hereof;

(iv) conferring by implication, estoppel or otherwise any license or rights under any patents of UNIVERSITY other than Patent Rights, or any technology, regardless of whether those patents are dominant or subordinate to Patent Rights; or

(v) an obligation to furnish any know-how not provided in Patent Rights.

8.2 Indemnification and Insurance.

(a) LICENSEE will, and will require Sublicensees to indemnify, hold harmless, and defend UNIVERSITY and its officers, employees, and agents; the sponsors of the research that led to the Invention; and the inventors of patents or patent applications under Patent Rights, and their employers (collectively, the “Indemnitees”); against any and all claims, suits, losses, damages, costs, fees, and expenses brought by third parties against such Indemnitees to the extent resulting from, or arising out of Licensee’s exploitation of this license or any Sublicense. This indemnification will include, but will not be limited to, any product liability. Notwithstanding the foregoing, Licensee shall not be required to indemnify any Indemnitee to the extent such claim is due to the gross negligence or willful misconduct of an Indemnitee.

(b) LICENSEE, at its sole cost and expense, shall insure its activities in connection with the work under this Agreement and obtain, keep in force and maintain insurance as follows:

(i) commercial general liability insurance (contractual liability included) with limits of at least:

	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]

If the above insurance is written on a claims-made form, it shall continue for [***] following termination or expiration of this Agreement. The insurance shall have a retroactive date of placement prior to or coinciding with the Effective Date;

(ii) Worker’s Compensation as legally required in the jurisdiction in which the LICENSEE is doing business; and

(iii) the coverage and limits referred to above shall not in any way limit the liability of LICENSEE.

(c) LICENSEE shall furnish UNIVERSITY with certificates of insurance showing compliance with all requirements. Such certificates shall: (i) provide for [***]’ advance written notice to UNIVERSITY of any modification; (ii) indicate that UNIVERSITY has been endorsed as an additional insured party under the coverage referred to above; and (iii) include a provision that the coverage shall be primary and shall not participate with nor shall be excess over any valid and collectable insurance or program of self-insurance carried or maintained by UNIVERSITY.

(d) UNIVERSITY shall notify LICENSEE in writing of any claim or suit brought against UNIVERSITY in respect of which UNIVERSITY intends to invoke the provisions of this Article. LICENSEE shall keep UNIVERSITY informed on a current basis of its defense of any claims under this Article. LICENSEE will not settle any claim against UNIVERSITY without UNIVERSITY’s written consent, where (a) such settlement would include any admission of liability or wrongdoing on the part of UNIVERSITY or other indemnified party, (b) such settlement would impose any restriction on UNIVERSITY /indemnified party’s conduct of any of its activities, or (c) such settlement would not include an unconditional release of UNIVERSITY/indemnified party from all liability for claims that are the subject matter of the settled claim.

ARTICLE 9. USE OF NAMES AND TRADEMARKS

9.1 Except as provided in 9.3, nothing contained in this Agreement confers any right to use in advertising, publicity, or other promotional activities any name, trade name, trademark, or other designation of UNIVERSITY by LICENSEE without prior written approval by UNIVERSITY (including contraction, abbreviation or simulation of any of the foregoing). Unless required by law, the use by LICENSEE of the name, “The Regents of the University of California” or the name of any campus of the University of California in advertising, publicity, or other promotional activities is prohibited, without the express written consent of UNIVERSITY.

9.2 UNIVERSITY may disclose to the Inventors the terms and conditions of this Agreement upon their request. If such disclosure is made, UNIVERSITY shall request the Inventors not disclose such terms and conditions to others.

9.3 UNIVERSITY may acknowledge the existence of this Agreement and the extent of the grant in Article 2 to third parties, but UNIVERSITY shall not disclose the financial terms of this Agreement to third parties, except where UNIVERSITY is required by law to do so, such as under the California Public Records Act. LICENSEE hereby grants permission for UNIVERSITY (including UC SAN DIEGO) to include LICENSEE’s name and a link to LICENSEE’s website in UNIVERSITY’s, and UC SAN DIEGO’s annual reports and on UNIVERSITY’s (including UC SAN DIEGO’s) websites that showcase innovation and commercialization stories.

ARTICLE 10. MISCELLANEOUS PROVISIONS

10.1 Correspondence. Any notice or payment required to be given to either party under this Agreement shall be deemed to have been properly given and effective:

(a)	on the date of delivery if delivered in person,

(b)

five (5) days after mailing if mailed by first-class or certified mail, postage paid, to the respective addresses given below, or to such other address as is designated by written notice given to the other party, or

(c)	upon confirmation by recognized national overnight courier, confirmed facsimile transmission, or confirmed electronic mail, to the following addresses or facsimile numbers of the parties.

If sent to LICENSEE:

[***]with a copy to:

[***]If sent to UNIVERSITY by mail:

[***]If sent to UNIVERSITY by overnight delivery:

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10.2 Secrecy.

(a) “Confidential Information” shall mean information relating to the Invention and disclosed by UNIVERSITY to LICENSEE during the Term of this Agreement, which if disclosed in writing shall be marked “Confidential”, or if first disclosed otherwise, shall within [***] days of such disclosure be reduced to writing by UNIVERSITY and sent to LICENSEE.

(b)	LICENSEE shall:

(i) use the Confidential Information for the sole purpose of performing under the terms of this Agreement;

(ii) safeguard Confidential Information against disclosure to others with the same degree of care as it exercises with its own data of a similar nature;

(iii) not disclose Confidential Information to others (except to its employees, agents or consultants who are bound to LICENSEE by a like obligation of confidentiality) without the express written permission of UNIVERSITY, except that LICENSEE shall not be prevented from using or disclosing any of the Confidential Information that:

(A)	LICENSEE can demonstrate by written records was previously known to it;

(B)	is now, or becomes in the future, public knowledge other than through acts or omissions of LICENSEE;

(C)	is lawfully obtained by LICENSEE from sources independent of UNIVERSITY; or

(D)	is required to be disclosed by law or a court of competent jurisdiction.

(c)	The secrecy obligations of LICENSEE with respect to Confidential Information shall continue for a period ending [***] from the termination date of this Agreement.

(d)

Notwithstanding the foregoing, UNIVERSITY may disclose to the Inventors, senior administrators employed by UNIVERSITY, and individual Regents the terms and conditions of this Agreement upon their request. If such disclosure is made, UNIVERSITY shall request the individuals not disclose such terms and conditions to others. UNIVERSITY may acknowledge the existence of this Agreement and the extent of the grant in Article 2 to third parties, but UNIVERSITY shall not disclose the negotiable financial terms of this Agreement to third parties, except where UNIVERSITY is required by law to do so, such as under the California Public Records Act.

10.3 Assignability. This Agreement may be assigned by UNIVERSITY, but is personal to LICENSEE and assignable by LICENSEE only with the written consent of UNIVERSITY; provided however that LICENSEE may assign this Agreement without consent to (i) an affiliate of LICENSEE or (ii) in connection with the sale of all or substantially all of the business (whether structured as a merger, asset sale, exclusive license or otherwise) to which this Agreement relates as long as the successor agrees to assume all the terms and conditions of this Agreement. Upon the first assignment of this Agreement by LICENSEE, LICENSEE shall pay UNIVERSITY a one-time fee. Such one-time fee shall be (i) a [***] assignment fee if LICENSEE merges with, or assigns this Agreement to, a UNIVERSITY start-up company, including GenStem, that is currently up to date on payments, due diligence milestones, and that already has an assignment fee in at least one of its agreements signed with UC SAN DIEGO, or (ii) if in connection with such first assignment this Agreement is instead assigned to an entity which does not fulfill the criteria in (i), [***] of the purchase price or a [***] fee (whichever is greater) shall be paid to UNIVERSITY within [***] days of such assignment.

10.4 No Waiver. No waiver by either party of any breach or default of any agreement set forth in this Agreement shall be deemed a waiver as to any subsequent and/or similar breach or default.

10.5 Failure to Perform. In the event of a failure of performance due under this Agreement and if it becomes necessary for either party to undertake legal action against the other on account thereof, then the prevailing party shall be entitled to reasonable attorneys’ fees in addition to costs and necessary disbursements.

10.6 Governing Laws. THIS AGREEMENT SHALL BE INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, but the scope and validity of any patent or patent application shall be governed by the applicable laws of the country of the patent or patent application.

10.7 Force Majeure. A party to this Agreement may be excused from any performance required herein if such performance is rendered impossible or unfeasible due to any catastrophe or other major event beyond its reasonable control, including, without limitation, war, riot, and insurrection; laws, proclamations, edicts, ordinances, or regulations; strikes, lockouts, or other serious labor disputes; and floods, fires, explosions, or other natural disasters. When such events have abated, the non-performing party’s obligations herein shall resume.

10.8 Headings. The headings of the several sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

10.9 Entire Agreement. This Agreement, including Exhibits A, B, C, and D embodies the entire understanding of the parties and supersedes all previous communications, representations or understandings, either oral or written, between the parties relating to the subject matter hereof.

10.10 Amendments. No amendment or modification of this Agreement shall be valid or binding on the parties unless made in writing and signed on behalf of each party.

10.11 Severability. In the event that any of the provisions contained in this Agreement is held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal, or unenforceable provisions had never been contained in it.

IN WITNESS WHEREOF, both UNIVERSITY and LICENSEE have executed this Agreement, in duplicate originals, by their respective and duly authorized officers on the day and year written.

ARVC		THE REGENTS OF THE
THERAPEUTICS, INC.:		UNIVERSITY OF CALIFORNIA

By:	/s/ Jeffrey M. Ostrove, Ph.D.	By:	/s/ Donna Shaw, Ph.D.
	(Signature)		(Signature)

Jeffrey M. Ostrove, Ph.D.		Donna Shaw, Ph.D.

CEO		Associate Director, Office of Innovation and
Commercialization

Date:	4/23/2020	Date:	4/23/2020

Exhibit A – Patent Rights

[***]

Exhibit B – Due Diligence Milestones

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